Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended March 31, 2024

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended
	March 31,
(US$ millions, except per share amounts)	2024	2023

Revenues
Product and service revenues	$2,387	$2,592
Gains (losses) on risk management, net	(54)	(58)
Sublease revenues	19	17
Total Revenues	2,352	2,551

Operating Expenses
Production, mineral and other taxes	83	84
Transportation and processing	419	455
Operating	243	206
Purchased product	440	701
Depreciation, depletion and amortization	566	364
Accretion of asset retirement obligation	5	5
Administrative	102	58
Total Operating Expenses	1,858	1,873
Operating Income (Loss)	494	678

Other (Income) Expenses
Interest	98	71
Foreign exchange (gain) loss, net	(28)	(3)
Other (gains) losses, net	(4)	(3)
Total Other (Income) Expenses	66	65
Net Earnings (Loss) Before Income Tax	428	613
Income tax expense (recovery)	90	126
Net Earnings (Loss)	$338	$487

Net Earnings (Loss) per Share of Common Stock
Basic	$1.25	$1.99
Diluted	1.24	1.97
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	269.7	244.3
Diluted	272.3	247.7

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended
	March 31,
(US$ millions)	2024	2023

Net Earnings (Loss)	$338	$487
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(76)	2
Pension and other post-employment benefit plans	(1)	(2)
Other Comprehensive Income (Loss)	(77)	-
Comprehensive Income (Loss)	$261	$487

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	March 31,	December 31,
(US$ millions)	2024	2023

Assets
Current Assets
Cash and cash equivalents	$5	$3
Accounts receivable and accrued revenues (net of allowances
of $5 million (2023: $5 million))	1,270	1,442
Risk management	146	214
Income tax receivable	31	17
	1,452	1,676
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	64,586	64,084
Unproved properties	1,340	1,486
Other	905	907
Property, plant and equipment	66,831	66,477
Less: Accumulated depreciation, depletion and amortization	(52,023)	(51,837)
Property, plant and equipment, net	14,808	14,640
Other Assets	991	1,015
Risk Management	-	4
Deferred Income Taxes	-	53
Goodwill	2,583	2,599
	$19,834	$19,987

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,920	$2,209
Current portion of operating lease liabilities	78	87
Income tax payable	10	232
Risk management	30	-
Current portion of long-term debt	745	284
	2,783	2,812
Long-Term Debt	5,453	5,453
Operating Lease Liabilities	818	832
Other Liabilities and Provisions	128	132
Risk Management	8	2
Asset Retirement Obligation	269	276
Deferred Income Taxes	113	110
	9,572	9,617

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2024 issued and outstanding: 267.6 million shares (2023: 271.7 million shares)	3	3
Paid in surplus	8,331	8,620
Retained earnings (Accumulated deficit)	955	697
Accumulated other comprehensive income	973	1,050
Total Shareholders’ Equity	10,262	10,370
	$19,834	$19,987

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended
	March 31,
(US$ millions)	2024	2023

Operating Activities
Net earnings (loss)	$338	$487
Depreciation, depletion and amortization	566	364
Accretion of asset retirement obligation	5	5
Deferred income taxes	58	64
Unrealized (gain) loss on risk management	100	(18)
Unrealized foreign exchange (gain) loss	(23)	(5)
Foreign exchange (gain) loss on settlements	(2)	(1)
Other	(7)	(45)
Net change in other assets and liabilities	(12)	(5)
Net change in non-cash working capital	(364)	222
Cash From (Used in) Operating Activities	659	1,068

Investing Activities
Capital expenditures	(591)	(610)
Acquisitions	(190)	(199)
Corporate acquisition	12	-
Proceeds from divestitures	2	12
Net change in investments and other	6	(66)
Cash From (Used in) Investing Activities	(761)	(863)

Financing Activities
Net issuance (repayment) of revolving debt	461	187
Purchase of shares of common stock	(250)	(239)
Dividends on shares of common stock	(80)	(61)
Finance lease payments and other	(29)	(71)
Cash From (Used in) Financing Activities	102	(184)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	2	-

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	2	21
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	3	5
Cash, Cash Equivalents and Restricted Cash, End of Period	$5	$26

Cash, End of Period	$3	$6
Cash Equivalents, End of Period	2	20
Restricted Cash, End of Period	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$5	$26

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended March 31, 2024

U.S. Dollar / U.S. Protocol

First quarter report

for the period ended March 31, 2024

Supplemental Financial Information (unaudited)

Financial Results

	2024	2023
(US$ millions, unless otherwise specified)	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	338	2,085	856	406	336	487

Per share - basic (1)	1.25	8.02	3.14	1.48	1.35	1.99
Per share - diluted (1)	1.24	7.90	3.11	1.47	1.34	1.97

Non-GAAP Adjusted Earnings (2)	389	1,810	647	481	232	450

Per share - basic (1)	1.44	6.96	2.38	1.76	0.93	1.84
Per share - diluted (1)	1.43	6.86	2.35	1.74	0.93	1.82

Non-GAAP Cash Flow (3)	1,035	3,899	1,237	1,112	699	851

Per share - basic (1)	3.84	15.00	4.54	4.06	2.80	3.48
Per share - diluted (1)	3.80	14.77	4.49	4.02	2.79	3.44

Foreign Exchange Rates (C$ per US$1)
Average	1.349	1.350	1.362	1.341	1.343	1.353
Period end	1.355	1.323	1.323	1.352	1.324	1.353

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	428	2,510	1,067	393	437	613
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(100)	194	326	(292)	142	18
Non-operating foreign exchange gain (loss)	25	(2)	(9)	17	(15)	5
Adjusted Earnings (Loss) Before Income Tax	503	2,318	750	668	310	590
Income tax expense (recovery) (4)	114	508	103	187	78	140

Non-GAAP Adjusted Earnings (2)	389	1,810	647	481	232	450

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	659	4,167	1,362	906	831	1,068
(Add back) Deduct:
Net change in other assets and liabilities	(12)	(62)	(31)	(14)	(12)	(5)
Net change in non-cash working capital	(364)	330	156	(192)	144	222

Non-GAAP Cash Flow (3)	1,035	3,899	1,237	1,112	699	851

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2024	2023
(millions)	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	269.7	259.9	272.3	273.7	249.4	244.3

Diluted	272.3	263.9	275.4	276.3	250.8	247.7

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2023 - 23.0 percent and 23.7 percent, respectively).

Financial Metrics

	2024	2023
	Q1	Year

Debt to Capitalization	38%	36%
Debt to Adjusted Capitalization (1)	26%	24%
Debt to EBITDA (1)	1.3x	1.2x
Debt to Adjusted EBITDA (1)	1.3x	1.3x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2024	2023
(average)	% of Oil & NGLs	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	57	170.4	158.9	194.1	170.9	142.4	127.3
NGLs - Plant Condensate (Mbbls/d)	13	40.5	42.9	46.1	43.3	43.5	38.7
Oil & Plant Condensate (Mbbls/d)	70	210.9	201.8	240.2	214.2	185.9	166.0
Butane (Mbbls/d)	7	20.6	21.1	21.7	20.4	23.2	19.1
Propane (Mbbls/d)	12	34.0	33.7	35.2	33.2	34.9	31.3
Ethane (Mbbls/d)	11	33.8	35.4	34.0	33.1	38.7	35.8
NGLs - Other (Mbbls/d)	30	88.4	90.2	90.9	86.7	96.8	86.2
Oil & NGLs (Mbbls/d)	100	299.3	292.0	331.1	300.9	282.7	252.2

Natural Gas (MMcf/d)		1,648	1,642	1,645	1,625	1,743	1,555

Total (MBOE/d)		573.8	565.6	605.2	571.8	573.0	511.4

Production Volumes by Segment

	2024	2023
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	170.2	158.8	194.0	170.8	142.4	127.2
Canadian Operations	0.2	0.1	0.1	0.1	-	0.1
	170.4	158.9	194.1	170.9	142.4	127.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.6	10.9	11.3	11.2	10.5	10.6
Canadian Operations	29.9	32.0	34.8	32.1	33.0	28.1
	40.5	42.9	46.1	43.3	43.5	38.7

Oil & Plant Condensate (Mbbls/d)
USA Operations	180.8	169.7	205.3	182.0	152.9	137.8
Canadian Operations	30.1	32.1	34.9	32.2	33.0	28.2
	210.9	201.8	240.2	214.2	185.9	166.0

NGLs - Other (Mbbls/d)
USA Operations	74.6	74.6	74.6	71.8	78.1	73.7
Canadian Operations	13.8	15.6	16.3	14.9	18.7	12.5
	88.4	90.2	90.9	86.7	96.8	86.2

NGLs - Total (Mbbls/d)
USA Operations	85.2	85.5	85.9	83.0	88.6	84.3
Canadian Operations	43.7	47.6	51.1	47.0	51.7	40.6
	128.9	133.1	137.0	130.0	140.3	124.9

Oil & NGLs (Mbbls/d)
USA Operations	255.4	244.3	279.9	253.8	231.0	211.5
Canadian Operations	43.9	47.7	51.2	47.1	51.7	40.7
	299.3	292.0	331.1	300.9	282.7	252.2

Natural Gas (MMcf/d)
USA Operations	526	517	524	508	530	507
Canadian Operations	1,122	1,125	1,121	1,117	1,213	1,048
	1,648	1,642	1,645	1,625	1,743	1,555

Total (MBOE/d)
USA Operations	343.0	330.4	367.1	338.5	319.2	296.1
Canadian Operations	230.8	235.2	238.1	233.3	253.8	215.3
	573.8	565.6	605.2	571.8	573.0	511.4

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2024	2023
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	1,177	4,431	1,372	1,267	944	848
NGLs (2)	187	676	170	174	149	183
Natural Gas	97	458	114	103	86	155
	1,461	5,565	1,656	1,544	1,179	1,186
Realized Gains (Losses) on Risk Management (3)
Oil	(8)	(24)	(5)	(19)	-	-
NGLs (2)	1	-	-	-	-	-
Natural Gas	31	33	11	15	5	2
	24	9	6	(4)	5	2

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	1	3	1	2	-	-
NGLs (2)	233	1,023	284	258	245	236
Natural Gas	234	1,186	267	244	222	453
	468	2,212	552	504	467	689
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-
NGLs (2)	-	1	1	-	-	-
Natural Gas	22	(54)	11	13	-	(78)
	22	(53)	12	13	-	(78)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024	2023
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	46.85	46.15	49.03	49.62	40.56	44.52
Production, mineral and other taxes	2.56	2.71	2.65	2.71	2.49	3.01
Transportation and processing	4.07	4.54	3.80	3.98	5.10	5.51
Operating	6.77	6.15	5.85	6.66	5.73	6.39
Netback	33.45	32.75	36.73	36.27	27.24	29.61

Total Canadian Operations Netback
Price	22.30	25.76	25.21	23.46	20.26	35.50
Production, mineral and other taxes	0.17	0.18	0.16	0.24	0.14	0.19
Transportation and processing	11.96	12.29	11.65	12.36	11.57	13.80
Operating	1.19	1.04	1.38	1.30	0.10	1.50
Netback	8.98	12.25	12.02	9.56	8.45	20.01

Total Operations Netback
Price	36.97	37.67	39.66	38.95	31.56	40.72
Production, mineral and other taxes	1.60	1.66	1.67	1.70	1.43	1.83
Transportation and processing	7.25	7.76	6.89	7.40	7.97	9.00
Operating	4.52	4.03	4.09	4.48	3.23	4.33
Netback	23.60	24.22	27.01	25.37	18.93	25.56

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2024	2023
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.95	1.91	1.57	1.53	3.23	1.25
Administrative Expense, Excluding Long-Term Incentive,
Transaction and Legal Costs (1)	1.43	1.35	1.36	1.27	1.28	1.52

(1) Transaction costs refer to costs primarily incurred to facilitate the Permian Acquisition as defined in Note 9 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2024	2023
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	76.17	76.46	76.91	80.69	72.83	74.06
Canadian Operations	72.34	81.59	75.10	100.64	-	71.44
Total Operations	76.17	76.46	76.91	80.70	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	57.97	58.53	57.24	59.96	55.09	61.84
Canadian Operations	71.70	74.52	74.65	75.67	70.99	77.22
Total Operations	68.10	70.46	70.38	71.61	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	75.10	75.31	75.83	79.42	71.61	73.12
Canadian Operations	71.71	74.54	74.65	75.75	70.99	77.21
Total Operations	74.62	75.19	75.66	78.86	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	19.35	16.27	16.21	16.91	13.43	18.73
Canadian Operations	30.13	26.78	30.94	25.50	18.62	35.17
Total Operations	21.03	18.09	18.85	18.39	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	24.16	21.66	21.61	22.72	18.39	24.14
Canadian Operations	58.59	58.89	60.71	59.76	52.05	64.31
Total Operations	35.82	34.98	36.20	36.11	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	58.79	57.29	59.94	61.73	51.94	54.16
Canadian Operations	58.65	58.93	60.75	59.84	52.06	64.32
Total Operations	58.77	57.55	60.06	61.43	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	2.02	2.43	2.34	2.22	1.79	3.40
Canadian Operations	2.30	2.89	2.58	2.38	2.02	4.80
Total Operations	2.21	2.74	2.50	2.33	1.95	4.34

Total Price ($/BOE)
USA Operations	46.85	46.15	49.03	49.62	40.56	44.52
Canadian Operations	22.30	25.76	25.21	23.46	20.26	35.50
Total Operations	36.97	37.67	39.66	38.95	31.56	40.72

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2024	2023
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(0.51)	(0.40)	(0.27)	(1.18)	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	(0.51)	(0.40)	(0.27)	(1.18)	-	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-
Canadian Operations	-	0.09	0.10	-	-	-
Total Operations	-	0.05	0.08	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(0.48)	(0.38)	(0.25)	(1.12)	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	(0.42)	(0.31)	(0.20)	(0.92)	-	-

NGLs - Other ($/bbl)
USA Operations	0.15	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	0.13	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	0.13	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	0.09	-	-	-	-	-

Oil & NGLs ($/bbl)
USA Operations	(0.30)	(0.27)	(0.19)	(0.80)	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	(0.26)	(0.21)	(0.14)	(0.66)	-	-

Natural Gas ($/Mcf)
USA Operations	0.65	0.17	0.23	0.32	0.10	0.03
Canadian Operations	0.22	(0.13)	0.11	0.12	-	(0.82)
Total Operations	0.35	(0.03)	0.15	0.18	0.03	(0.54)

Total ($/BOE)
USA Operations	0.77	0.07	0.18	(0.12)	0.17	0.05
Canadian Operations	1.03	(0.60)	0.56	0.60	-	(3.97)
Total Operations	0.87	(0.21)	0.33	0.17	0.10	(1.64)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2024	2023
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	75.66	76.06	76.64	79.51	72.83	74.06
Canadian Operations	72.34	81.59	75.10	100.64	-	71.44
Total Operations	75.66	76.06	76.64	79.52	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	57.97	58.53	57.24	59.96	55.09	61.84
Canadian Operations	71.70	74.61	74.75	75.67	70.99	77.22
Total Operations	68.10	70.51	70.46	71.61	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	74.62	74.93	75.58	78.30	71.61	73.12
Canadian Operations	71.71	74.54	74.65	75.75	70.99	77.21
Total Operations	74.20	74.88	75.46	77.94	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	19.50	16.27	16.21	16.91	13.43	18.73
Canadian Operations	30.13	26.78	30.94	25.50	18.62	35.17
Total Operations	21.16	18.09	18.85	18.39	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	24.29	21.66	21.61	22.72	18.39	24.14
Canadian Operations	58.59	58.89	60.71	59.76	52.05	64.31
Total Operations	35.91	34.98	36.20	36.11	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	58.49	57.02	59.75	60.93	51.94	54.16
Canadian Operations	58.65	58.93	60.75	59.84	52.06	64.32
Total Operations	58.51	57.34	59.92	60.77	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	2.67	2.60	2.57	2.54	1.89	3.43
Canadian Operations	2.52	2.76	2.69	2.50	2.02	3.98
Total Operations	2.56	2.71	2.65	2.51	1.98	3.80

Total Price ($/BOE)
USA Operations	47.62	46.22	49.21	49.50	40.73	44.57
Canadian Operations	23.33	25.16	25.77	24.06	20.26	31.53
Total Operations	37.84	37.46	39.99	39.12	31.66	39.08

Total Netback ($/BOE)
USA Operations	34.22	32.82	36.91	36.15	27.41	29.66
Canadian Operations	10.01	11.65	12.58	10.16	8.45	16.04
Total Operations	24.47	24.01	27.34	25.54	19.03	23.92

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2024	2023
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	124.9	99.5	140.2	121.4	75.6	59.6
Anadarko	24.4	30.6	26.8	30.2	32.4	33.1
Uinta	20.8	19.1	26.8	18.9	17.8	12.8
Other (1)	0.1	9.6	0.2	0.3	16.6	21.7
Total USA Operations	170.2	158.8	194.0	170.8	142.4	127.2

Canadian Operations
Montney	0.2	0.1	0.1	0.1	-	0.1
Other (1)	-	-	-	-	-	-
Total Canadian Operations	0.2	0.1	0.1	0.1	-	0.1

Total	170.4	158.9	194.1	170.9	142.4	127.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	4.7	4.1	4.9	4.6	3.7	3.0
Anadarko	5.6	5.9	6.0	6.1	5.6	5.8
Uinta	0.3	0.3	0.4	0.4	0.2	0.2
Other (1)	-	0.6	-	0.1	1.0	1.6
Total USA Operations	10.6	10.9	11.3	11.2	10.5	10.6

Canadian Operations
Montney	29.8	32.0	34.8	32.1	33.0	28.1
Other (1)	0.1	-	-	-	-	-
Total Canadian Operations	29.9	32.0	34.8	32.1	33.0	28.1

Total	40.5	42.9	46.1	43.3	43.5	38.7

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	129.6	103.6	145.1	126.0	79.3	62.6
Anadarko	30.0	36.5	32.8	36.3	38.0	38.9
Uinta	21.1	19.4	27.2	19.3	18.0	13.0
Other (1)	0.1	10.2	0.2	0.4	17.6	23.3
Total USA Operations	180.8	169.7	205.3	182.0	152.9	137.8

Canadian Operations
Montney	30.0	32.1	34.9	32.2	33.0	28.2
Other (1)	0.1	-	-	-	-	-
Total Canadian Operations	30.1	32.1	34.9	32.2	33.0	28.2

Total	210.9	201.8	240.2	214.2	185.9	166.0

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024	2023
(average)	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	40.3	33.0	39.0	35.1	31.0	26.8
Anadarko	32.9	36.3	33.7	35.2	37.8	38.5
Uinta	1.3	1.2	1.8	1.2	1.1	0.7
Other (1)	0.1	4.1	0.1	0.3	8.2	7.7
Total USA Operations	74.6	74.6	74.6	71.8	78.1	73.7

Canadian Operations
Montney	13.8	15.6	16.3	14.9	18.7	12.5
Other (1)	-	-	-	-	-	-
Total Canadian Operations	13.8	15.6	16.3	14.9	18.7	12.5

Total	88.4	90.2	90.9	86.7	96.8	86.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	45.0	37.1	43.9	39.7	34.7	29.8
Anadarko	38.5	42.2	39.7	41.3	43.4	44.3
Uinta	1.6	1.5	2.2	1.6	1.3	0.9
Other (1)	0.1	4.7	0.1	0.4	9.2	9.3
Total USA Operations	85.2	85.5	85.9	83.0	88.6	84.3

Canadian Operations
Montney	43.6	47.6	51.1	47.0	51.7	40.6
Other (1)	0.1	-	-	-	-	-
Total Canadian Operations	43.7	47.6	51.1	47.0	51.7	40.6

Total	128.9	133.1	137.0	130.0	140.3	124.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	169.9	136.6	184.1	161.1	110.3	89.4
Anadarko	62.9	72.8	66.5	71.5	75.8	77.4
Uinta	22.4	20.6	29.0	20.5	19.1	13.7
Other (1)	0.2	14.3	0.3	0.7	25.8	31.0
Total USA Operations	255.4	244.3	279.9	253.8	231.0	211.5

Canadian Operations
Montney	43.8	47.7	51.2	47.1	51.7	40.7
Other (1)	0.1	-	-	-	-	-
Total Canadian Operations	43.9	47.7	51.2	47.1	51.7	40.7

Total	299.3	292.0	331.1	300.9	282.7	252.2

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024	2023
(average)	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	220	185	213	195	171	158
Anadarko	267	283	277	285	289	281
Uinta	36	22	30	24	20	15
Other (1)	3	27	4	4	50	53
Total USA Operations	526	517	524	508	530	507

Canadian Operations
Montney	1,093	1,095	1,094	1,092	1,177	1,017
Other (1)	29	30	27	25	36	31
Total Canadian Operations	1,122	1,125	1,121	1,117	1,213	1,048

Total	1,648	1,642	1,645	1,625	1,743	1,555

Total Production (MBOE/d)

USA Operations
Permian	206.3	167.3	219.5	193.9	138.9	115.8
Anadarko	107.5	119.9	112.8	119.0	124.0	124.2
Uinta	28.4	24.3	33.9	24.4	22.4	16.3
Other (1)	0.8	18.9	0.9	1.2	33.9	39.8
Total USA Operations	343.0	330.4	367.1	338.5	319.2	296.1

Canadian Operations
Montney	225.8	230.2	233.6	229.1	247.8	210.1
Other (1)	5.0	5.0	4.5	4.2	6.0	5.2
Total Canadian Operations	230.8	235.2	238.1	233.3	253.8	215.3

Total	573.8	565.6	605.2	571.8	573.0	511.4

(1) Other Operations includes total production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024	2023
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	278	1,360	335	524	295	206
Anadarko	6	180	24	3	55	98
Uinta	136	396	123	136	76	61
Other (1)	-	112	-	3	43	66
Total USA Operations	420	2,048	482	666	469	431

Canadian Operations
Montney	126	544	127	130	152	135
Other (1)	-	(2)	-	-	-	(2)
Total Canadian Operations	126	542	127	130	152	133

Total Capital Expenditures, Excluding Capitalized Internal Costs	546	2,590	609	796	621	564

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	26	83	29	16	19	19
Anadarko	3	21	5	5	4	7
Uinta	8	31	9	8	7	7
Other (1)	-	6	-	-	3	3
Total USA Operations	37	141	43	29	33	36

Canadian Operations
Montney	7	6	6	6	(15)	9
Other (1)	-	1	1	-	-	-
Total Canadian Operations	7	7	7	6	(15)	9

Total Capitalized Directly Attributable Internal Costs	44	148	50	35	18	45

Total Capital Expenditures

USA Operations
Permian	304	1,443	364	540	314	225
Anadarko	9	201	29	8	59	105
Uinta	144	427	132	144	83	68
Other (1)	-	118	-	3	46	69
Total USA Operations	457	2,189	525	695	502	467

Canadian Operations
Montney	133	550	133	136	137	144
Other (1)	-	(1)	1	-	-	(2)
Total Canadian Operations	133	549	134	136	137	142

Corporate & Other	1	6	1	3	1	1
Total Capital Expenditures	591	2,744	660	834	640	610
Net Acquisitions & (Divestitures)	188	(495)	(27)	47	(702)	187
Net Capital Investment	779	2,249	633	881	(62)	797

(1) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024	2023
	Q1	Year	Q4	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	32	113	25	45	26	17
Anadarko	-	11	-	2	2	7
Uinta	15	33	12	10	8	3
Other (1)	-	11	-	-	6	5
Total USA Operations	47	168	37	57	42	32

Canadian Operations
Montney	21	96	28	19	23	26
Total Canadian Operations	21	96	28	19	23	26

Total	68	264	65	76	65	58

Completions Activity (net wells on production)

USA Operations
Permian	21	184	60	83	27	14
Anadarko	-	25	4	1	7	13
Uinta	9	21	8	10	3	-
Other (1)	-	16	-	-	8	8
Total USA Operations	30	246	72	94	45	35

Canadian Operations
Montney	11	77	15	22	29	11
Total Canadian Operations	11	77	15	22	29	11

Total	41	323	87	116	74	46

(1) Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended March 31, 2024

U.S. Dollar / U.S. Protocol

For the period ended March 31, 2024

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	YTD 2024

Cash from (used in) Operating Activities	$659
Deduct (add back):
Net change in other assets and liabilities	(12)
Net change in non-cash working capital	(364)
Non-GAAP Cash Flow	$1,035

Per Share - Basic	$3.84
Per Share - Diluted	3.80

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,035
Deduct:
Capital expenditures	591
Non-GAAP Free Cash Flow	$444

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	YTD 2024

Net Earnings (Loss) Before Income Tax	$428
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(100)
Non-operating foreign exchange gain (loss)	25
Adjusted Earnings (Loss) Before Income Tax	503
Income tax expense (recovery)	114
Non-GAAP Adjusted Earnings	$389

Per Share - Basic	$1.44
Per Share - Diluted	1.43

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$6,198
Total Shareholders’ Equity	10,262
Capitalization	$16,460

Debt to Capitalization	38%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$6,198
Total Shareholders’ Equity	10,262
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$24,206

Debt to Adjusted Capitalization	26%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,198

Net Earnings (Loss)	$336	$406	$856	$338	$1,936
Add back (deduct):
Depreciation, depletion and amortization	419	486	556	566	2,027
Interest	80	98	106	98	382
Income tax expense (recovery)	101	(13)	211	90	389
EBITDA	$936	$977	$1,729	$1,092	$4,734

Debt to EBITDA (times)					1.3

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,198

Net Earnings (Loss)	$336	$406	$856	$338	$1,936
Add back (deduct):
Depreciation, depletion and amortization	419	486	556	566	2,027
Accretion of asset retirement obligation	4	5	5	5	19
Interest	80	98	106	98	382
Unrealized (gains) losses on risk management	(142)	292	(326)	100	(76)
Foreign exchange (gain) loss, net	25	(22)	19	(28)	(6)
Other (gains) losses, net	(11)	(2)	(4)	(4)	(21)
Income tax expense (recovery)	101	(13)	211	90	389
Adjusted EBITDA	$812	$1,250	$1,423	$1,165	$4,650

Debt to Adjusted EBITDA (times)					1.3

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Free Cash Flow Yield - Annualized Non-GAAP Free Cash Flow divided by the Company’s market capitalization.

Cash Return Yield - The sum of Ovintiv’s base dividend and expected cash returned to shareholders under the Company’s capital allocation framework, divided by the Company’s market capitalization.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2024	2023
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	1,461	5,565	1,656	1,544	1,179	1,186
Production, mineral and other taxes	80	327	90	84	73	80
Transportation and processing	127	547	128	124	148	147
Operating (4)	211	743	198	208	167	170
	1,043	3,948	1,240	1,128	791	789
Canadian Operations
Upstream Product Revenue (2,3)	468	2,212	552	504	467	689
Production, mineral and other taxes	3	15	3	5	3	4
Transportation and processing	251	1,056	256	265	268	267
Operating (4)	25	88	29	28	2	29
	189	1,053	264	206	194	389
Total Operations
Upstream Product Revenue (2,3)	1,929	7,777	2,208	2,048	1,646	1,875
Production, mineral and other taxes	83	342	93	89	76	84
Transportation and processing	378	1,603	384	389	416	414
Operating (4)	236	831	227	236	169	199
	1,232	5,001	1,504	1,334	985	1,178

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2024	2023
(BOE)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	31,165,771	120,609,505	33,771,820	31,141,172	29,044,015	26,652,510
Canadian Operations	20,999,433	85,848,365	21,907,316	21,465,900	23,096,801	19,378,260
Total	52,165,204	206,457,870	55,679,136	52,607,072	52,140,816	46,030,770

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024	2023
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	46.88	46.14	49.03	49.58	40.59	44.50
Production, mineral and other taxes	2.57	2.71	2.66	2.70	2.51	3.00
Transportation and processing	4.07	4.54	3.79	3.98	5.10	5.52
Operating	6.77	6.16	5.86	6.68	5.75	6.38
Netback	33.47	32.73	36.72	36.22	27.23	29.60
Total Canadian Operations
Price	22.29	25.77	25.20	23.48	20.22	35.56
Production, mineral and other taxes	0.14	0.17	0.14	0.23	0.13	0.21
Transportation and processing	11.95	12.30	11.69	12.35	11.60	13.78
Operating	1.19	1.03	1.32	1.30	0.09	1.50
Netback	9.00	12.27	12.05	9.60	8.40	20.07
Total Operations
Price	36.98	37.67	39.66	38.93	31.57	40.73
Production, mineral and other taxes	1.59	1.66	1.67	1.69	1.46	1.82
Transportation and processing	7.25	7.76	6.90	7.39	7.98	8.99
Operating	4.52	4.03	4.08	4.49	3.24	4.32
Netback	23.62	24.22	27.01	25.36	18.89	25.59

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations